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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in this registration statement on Form S-1 (File
No. 333-     ) of our reports dated November 24, 1997, on our audits of the financial statements and the financial statement schedule of Artisan Components, Inc. We also consent to the reference to our firm under the caption "Experts" and "Selected Financial Data."

                                          COOPERS & LYBRAND L.L.P.

San Jose, California
November 25, 1997